UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-10371

LORD ABBETT EQUITY TRUST

(formerly Lord Abbett Blend Trust)

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 7/31

Date of reporting period: 7/31/2011

Item 1:	Report(s) to Shareholders.

2011

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Small Cap Blend Fund

For the fiscal year ended July 31, 2011

Lord Abbett Small Cap Blend Fund

Annual Report

For the fiscal year ended July 31, 2011

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Small Cap Blend Fund for the fiscal year ended July 31, 2011. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund’s portfolio managers.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

For the fiscal year ended July 31, 2011, the Fund returned 26.72%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 2000® Index,1 which returned 23.92% over the same period.

While the equity market has been down for the last few months, the 12-month period was strong. In the short term, the markets have been facing headwinds relating to the ongoing European debt crisis and turmoil in the Middle East, as well as continued high unemployment in the United States and a slowing economy. However, over the full-year period, corporate earnings were robust and moved the equity markets higher. Small cap companies generally outperformed large cap companies for the period, and within small caps, growth outperformed value. Strong performance by technology stocks propelled the growth indexes higher, while weaker-performing financials held back the value indexes.

The Fund outperformed during the period due to overall stock selection. Notable contributors to overall Fund performance include information technology holding FARO Technologies, Inc., health care holding The Cooper Cos., Inc., and consumer discretionary holding Deckers Outdoor Corp. FARO Technologies, Inc., a maker of three-dimensional measurement and imaging systems, benefited from impressive new order bookings throughout the year. The company also introduced two new products during the period, which it expects to contribute significantly to sales growth. The Cooper Cos., Inc., a global medical products company, repeatedly performed better than expected during the year, and was aided by expanding operating margins. Deckers Outdoor Corp., a footwear and accessories company, saw strong demand and sales throughout the year, specifically in its UGG® Australia brand. The company also announced the acquisition of the Sanuk® brand, a casual footwear manufacturer.

Notable detractors to overall Fund performance include consumer discretionary holdings Lincoln Educational Services Corp. and Citi Trends, Inc. and information technology holding Acxiom Corp. While Lincoln Educational Services Corp., a post-secondary educational provider, announced earnings that beat expectations during the period, declining student start rates negatively impacted the stock. The company recently increased its admissions standards, which factored into the decrease in student start growth. Citi Trends, Inc., a fashion apparel and accessories company focused on urban markets, experienced weak sales that were negatively impacted by macroeconomic issues. The company’s core customers were affected during the year due to increased unemployment and lapse in unemployment benefits, and delays in receiving tax refund checks. Shares of Acxiom Corp., a data integration, management and delivery service, fell following the March announcements that the company’s chief executive officer (CEO) and chief financial officer (CFO) would be resigning. The company announced a new president and CEO in late July.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of July 31, 2011. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2000® Index, assuming reinvestment of all distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended July 31, 2011

	1 Year	5 Years	10 Years	Life of Class
Class A3	19.42%	2.88%	7.37%	–
Class B4	21.93%	3.26%	7.46%	–
Class C5	25.87%	3.42%	7.31%	–
Class F6	27.00%	–	–	-0.34%

	1 Year	5 Years	10 Years	Life of Class
Class I7	27.18%	4.46%	8.35%	–
Class P7	26.61%	3.99%	7.95%	–
Class R2[8]	26.40%	–	–	2.54%
Class R3[9]	26.52%	–	–	2.61%

1     Reflects the deduction of the maximum initial sales charge of 5.75%.

2     Performance of the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3     Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A Shares, with all distributions reinvested for the periods shown ended July 31, 2011, is calculated using the SEC-required uniform method to compute such return.

4     Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5     The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6     Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7     Performance is at net asset value.

8     Class R2 shares commenced operations on March 24, 2008. Performance for the Class began March 31, 2008. Performance is at net asset value.

9    Class R3 shares commenced operations on March 24, 2008. Performance for the Class began March 31, 2008. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2011 through July 31, 2011).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 2/1/11 – 7/31/11” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	2/1/11	7/31/11	2/1/11 - 7/31/11
Class A
Actual	$1,000.00	$1,069.30	$6.77
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.23	$6.61
Class B
Actual	$1,000.00	$1,066.40	$10.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.06	$9.79
Class C
Actual	$1,000.00	$1,065.80	$9.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.13	$9.74
Class F
Actual	$1,000.00	$1,070.70	$5.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.47	$5.36
Class I
Actual	$1,000.00	$1,071.50	$4.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.96	$4.86
Class P
Actual	$1,000.00	$1,068.80	$7.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.73	$7.10
Class R2
Actual	$1,000.00	$1,067.80	$8.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.98	$7.85
Class R3
Actual	$1,000.00	$1,068.30	$7.54
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.49	$7.35

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.32% for Class A, 1.96% for Class B, 1.95% for Class C, 1.07% for Class F, 0.97% for Class I, 1.42% for Class P, 1.57% for Class R2 and 1.47% for Class R3) multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

July 31, 2011

Sector*	%**	Sector*	%**
Consumer Discretionary	8.94%	Industrials	19.31%
Consumer Staples	4.36%	Information Technology	17.09%
Energy	10.02%	Materials	11.29%
Financials	15.35%	Short-Term Investment	2.56%
Health Care	11.08%	Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

July 31, 2011

Investments	Shares	Fair Value (000)
COMMON STOCKS 97.80%

Aerospace & Defense 4.01%
HEICO Corp.	142,696	$7,457
HEICO Corp. Class A	156,247	5,781
Kaman Corp.	180,972	6,446
Moog, Inc. Class A*	216,547	8,868
Triumph Group, Inc.	312,252	16,812

Total		45,364

Auto Components 0.97%
Tenneco, Inc.*	275,700	11,011

Beverages 1.24%
Hansen Natural Corp.*	182,900	14,014

Capital Markets 0.79%
Stifel Financial Corp.*	236,000	8,959

Chemicals 5.29%
Chemtura Corp.*	546,100	9,611
Innospec, Inc.*	182,802	5,872
Kraton Performance Polymers, Inc.*	546,029	19,712
Kronos Worldwide, Inc.	200,586	6,210
PolyOne Corp.	693,300	10,746
TPC Group, Inc.*	190,935	7,666

Total		59,817

Commercial Banks 6.17%
Columbia Banking System, Inc.	460,954	8,117
Home BancShares, Inc.	363,230	8,561
IBERIABANK Corp.	267,982	13,659
PacWest Bancorp	500,179	9,929
SCBT Financial Corp.	203,453	5,957
Washington Banking Co.	188,400	2,444
Webster Financial Corp.	607,700	12,409
Wintrust Financial Corp.	256,000	8,750

Total		69,826

Investments	Shares	Fair Value (000)
Commercial Services & Supplies 3.07%
Herman Miller, Inc.	398,092	$9,160
Steelcase, Inc. Class A	1,985,300	19,714
Sykes Enterprises, Inc.*	302,647	5,841

Total		34,715

Communications Equipment 1.21%
DG FastChannel, Inc.*	484,200	13,684

Construction & Engineering 1.23%
EMCOR Group, Inc.*	498,747	13,925

Containers & Packaging 1.61%
Rock-Tenn Co. Class A	106,500	6,546
Temple-Inland, Inc.	389,809	11,702

Total		18,248

Diversified Consumer Services 0.78%
American Public Education, Inc.*	192,715	8,782

Diversified Financial Services 2.23%
Encore Capital Group, Inc.*	464,517	12,705
Portfolio Recovery Associates, Inc.*	154,654	12,516

Total		25,221

Electrical Equipment 4.38%
A. O. Smith Corp.	188,119	7,801
Belden, Inc.	236,300	8,708
General Cable Corp.*	311,700	12,396
Regal Beloit Corp.	163,693	9,925
Thomas & Betts Corp.*	219,257	10,695

Total		49,525

Electronic Equipment, Instruments & Components 3.28%
FARO Technologies, Inc.*	161,869	6,598
Itron, Inc.*	166,007	7,145

See Notes to Financial Statements.

Schedule of Investments (continued)

July 31, 2011

Investments	Shares	Fair Value (000)
Electronic Equipment, Instruments & Components (continued)
National Instruments Corp.	229,929	$5,941
ScanSource, Inc.*	470,934	17,401

Total		37,085

Energy Equipment & Services 5.43%
Complete Production Services, Inc.*	429,413	16,696
GulfMark Offshore, Inc. Class A*	231,344	11,276
Helix Energy Solutions Group, Inc.*	580,800	11,372
Hornbeck Offshore Services, Inc.*	208,137	5,794
Superior Energy Services, Inc.*	394,100	16,351

Total		61,489

Food & Staples Retailing 0.22%
Chefs Warehouse Holdings, Inc.*	139,600	2,478

Food Products 2.92%
Darling International, Inc.*	575,100	9,708
J & J Snack Foods Corp.	223,937	11,575
Sensient Technologies Corp.	315,700	11,719

Total		33,002

Health Care Equipment & Supplies 3.67%
Cooper Cos., Inc. (The)	223,529	17,098
Masimo Corp.	471,400	13,095
Thoratec Corp.*	337,279	11,363

Total		41,556

Health Care Providers & Services 5.54%
Catalyst Health Solutions, Inc.*	145,726	9,549
Centene Corp.*	423,271	13,888

Investments	Shares	Fair Value (000)
Healthways, Inc.*	749,119	$11,184
MEDNAX, Inc.*	141,500	9,645
PSS World Medical, Inc.*	422,000	10,098
VCA Antech, Inc.*	427,000	8,344

Total		62,708

Information Technology Services 3.32%
Cardtronics, Inc.*	913,163	20,984
FleetCor Technologies, Inc.*	410,933	12,180
HiSoft Technology International Ltd. ADR*	320,100	4,440

Total		37,604

Insurance 1.55%
RLI Corp.	142,110	8,974
Tower Group, Inc.	375,073	8,574

Total		17,548

Internet Software & Services 2.40%
Constant Contact, Inc.*	179,900	3,406
Dice Holdings, Inc.*	569,700	7,856
NIC, Inc.	797,770	10,188
Responsys, Inc.*	389,396	5,673

Total		27,123

Life Sciences Tools & Services 1.90%
PerkinElmer, Inc.	507,727	12,419
Techne Corp.	120,650	9,144

Total		21,563

Machinery 3.44%
Astec Industries, Inc.*	265,300	9,954
IDEX Corp.	307,600	12,759
Middleby Corp. (The)*	191,789	16,203

Total		38,916

Media 0.83%
John Wiley & Sons, Inc. Class A	187,400	9,381

See Notes to Financial Statements.

Schedule of Investments (continued)

July 31, 2011

Investments	Shares	Fair Value (000)
Metals & Mining 3.66%
Carpenter Technology Corp.	238,574	$13,704
Noranda Aluminum Holding Corp.*	359,931	4,996
Reliance Steel & Aluminum Co.	178,000	8,368
Schnitzer Steel Industries, Inc. Class A	108,400	5,505
Worthington Industries, Inc.	422,900	8,868

Total		41,441

Oil, Gas & Consumable Fuels 4.63%
Carrizo Oil & Gas, Inc.*	386,553	14,844
Lone Pine Resources, Inc. (Canada)*(a)	325,700	3,850
Rosetta Resources, Inc.*	302,200	15,645
World Fuel Services Corp.	479,600	18,047

Total		52,386

Paper & Forest Products 0.77%
Buckeye Technologies, Inc.	325,764	8,760

Professional Services 2.02%
Kforce, Inc.*	1,060,611	14,615
Robert Half International, Inc.	302,400	8,280

Total		22,895

Real Estate Investment Trusts 1.42%
LaSalle Hotel Properties	279,500	6,990
Pebblebrook Hotel Trust	458,900	9,073

Total		16,063

Real Estate Management & Development 1.90%
Altisource Portfolio Solutions SA (Luxembourg)*(a)	199,210	6,741
Jones Lang LaSalle, Inc.	173,686	14,784

Total		21,525

Investments	Shares	Fair Value (000)
Semiconductors & Semiconductor Equipment 4.46%
NetLogic Microsystems, Inc.*	302,800	$10,462
PMC-Sierra, Inc.*	1,231,340	8,607
Power Integrations, Inc.	146,715	5,207
Semtech Corp.*	750,851	17,495
Silicon Laboratories, Inc.*	246,900	8,742

Total		50,513

Software 2.49%
Progress Software Corp.*	595,182	14,344
SS&C Technologies Holdings, Inc.*	746,432	13,824

Total		28,168

Specialty Retail 3.35%
Aaron’s, Inc.	578,310	14,579
Guess?, Inc.	284,100	10,830
Select Comfort Corp.*	744,600	12,524

Total		37,933

Textiles, Apparel & Luxury Goods 3.04%
Deckers Outdoor Corp.*	179,000	17,766
Wolverine World Wide, Inc.	439,596	16,647

Total		34,413

Thrifts & Mortgage Finance 1.34%
Ocwen Financial Corp.*	1,176,588	15,166

Trading Companies & Distributors 1.24%
Titan Machinery, Inc.*	231,700	6,119
WESCO International, Inc.*	155,200	7,867

Total		13,986

Total Common Stocks (cost $942,860,451)		1,106,793

See Notes to Financial Statements.

Schedule of Investments (concluded)

July 31, 2011

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 2.57%

Repurchase Agreement
Repurchase Agreement dated 7/29/2011, 0.01% due 8/1/2011 with Fixed Income Clearing Corp. collateralized by $29,565,000 of Federal Home Loan Mortgage Corp. at 1.125% due 12/15/2011; value: $29,712,825; proceeds: $29,129,985 (cost $29,129,961)	$29,130	$29,130

Total Investments in Securities 100.37% (cost $971,990,412)		1,135,923

Liabilities in Excess of Other Assets (0.37%)		(4,181)

Net Assets 100.00%		$1,131,742

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

Statement of Assets and Liabilities

July 31, 2011

ASSETS:
Investments in securities, at fair value (cost $971,990,412)	$1,135,923,403
Receivables:
Investment securities sold	16,801,710
Capital shares sold	533,154
Interest and dividends	128,737
Prepaid expenses and other assets	147,287
Total assets	1,153,534,291
LIABILITIES:
Payables:
Investment securities purchased	12,498,903
Capital shares reacquired	7,297,862
Management fee	760,101
12b-1 distribution fees	483,296
Trustees’ fees	146,907
Fund administration	41,008
To affiliate (See Note 3)	15,982
Accrued expenses and other liabilities	548,253
Total liabilities	21,792,312
NET ASSETS	$1,131,741,979
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,094,585,138
Accumulated net investment loss	(146,907)
Accumulated net realized loss on investments	(126,629,243)
Net unrealized appreciation on investments	163,932,991
Net Assets	$1,131,741,979

See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

July 31, 2011

Net assets by class:
Class A Shares	$398,577,381
Class B Shares	$29,291,325
Class C Shares	$109,316,580
Class F Shares	$12,458,748
Class I Shares	$462,050,809
Class P Shares	$99,719,110
Class R2 Shares	$657,513
Class R3 Shares	$19,670,513
Outstanding shares by class (unlimited number of authorized shares of beneficial interest, no par value):
Class A Shares	24,366,682
Class B Shares	1,920,889
Class C Shares	7,176,299
Class F Shares	754,427
Class I Shares	27,275,689
Class P Shares	6,109,037
Class R2 Shares	40,501
Class R3 Shares	1,208,617
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$16.36
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$17.36
Class B Shares-Net asset value	$15.25
Class C Shares-Net asset value	$15.23
Class F Shares-Net asset value	$16.51
Class I Shares-Net asset value	$16.94
Class P Shares-Net asset value	$16.32
Class R2 Shares-Net asset value	$16.23
Class R3 Shares-Net asset value	$16.28

See Notes to Financial Statements.

Statement of Operations

For the Year Ended July 31, 2011

Investment income:
Dividends	$12,343,416
Interest	4,459
Total investment income	12,347,875
Expenses:
Management fee	9,310,353
12b-1 distribution plan-Class A	1,618,570
12b-1 distribution plan-Class B	327,069
12b-1 distribution plan-Class C	1,149,264
12b-1 distribution plan-Class F	13,996
12b-1 distribution plan-Class P	497,042
12b-1 distribution plan-Class R2	3,862
12b-1 distribution plan-Class R3	96,333
Shareholder servicing	1,959,904
Fund administration	503,449
Subsidy (See Note 3)	193,148
Reports to shareholders	111,530
Registration	106,475
Professional	58,699
Trustees’ fees	41,864
Custody	36,579
Other	46,697
Gross expenses	16,074,834
Expense reductions (See Note 7)	(1,901)
Net expenses	16,072,933
Net investment loss	(3,725,058)
Net realized and unrealized gain (loss):
Net realized gain on investments in unaffiliated issuers	195,775,776
Net realized loss on investments in affiliated issuers (See Note 9)	(25,048)
Net change in unrealized appreciation/depreciation on investments	112,497,293
Net realized and unrealized gain	308,248,021
Net Increase in Net Assets Resulting From Operations	$304,522,963

See Notes to Financial Statements.

Statements of Changes in Net Assets

DECREASE IN NET ASSETS	For the Year Ended July 31, 2011	For the Year Ended July 31, 2010
Operations:
Net investment loss	$(3,725,058)	$(8,567,384)
Net realized gain on investments in affiliated and unaffiliated issuers	195,750,728	38,226,156
Net change in unrealized appreciation/depreciation on investments	112,497,293	55,988,629
Net increase in net assets resulting from operations	304,522,963	85,647,401
Capital share transactions (Net of share conversions) (See Note 12):
Net proceeds from sales of shares	186,512,076	236,703,305
Cost of shares reacquired	(597,472,257)	(327,481,304)
Net decrease in net assets resulting from capital share transactions	(410,960,181)	(90,777,999)
Net decrease in net assets	(106,437,218)	(5,130,598)
NET ASSETS:
Beginning of year	$1,238,179,197	$1,243,309,795
End of year	$1,131,741,979	$1,238,179,197
Accumulated net investment loss	$(146,907)	$(136,254)

See Notes to Financial Statements.

Financial Highlights

	Class A Shares
	Year Ended 7/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$12.91	$12.08	$15.76	$18.69	$16.08

Investment operations:

Net investment loss(a)	(.05)	(.09)	(.08)	(.11)	(.13)

Net realized and unrealized gain (loss)	3.50	.92	(3.60)	(.55)	3.60

Total from investment operations	3.45	.83	(3.68)	(.66)	3.47

Distributions to shareholders from:

Net realized gain	–	–	–	(2.27)	(.86)

Net asset value, end of year	$16.36	$12.91	$12.08	$15.76	$18.69

Total Return(b)	26.72%	6.87%	(23.35)%	(3.51)%	22.05%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.33%	1.35%	1.40%	1.36%	1.36%

Expenses, excluding expense reductions	1.33%	1.35%	1.40%	1.36%	1.36%

Net investment loss	(.33)%	(.67)%	(.70)%	(.69)%	(.74)%

Supplemental Data:
Net assets, end of year (000)	$398,577	$494,581	$508,663	$739,334	$828,469

Portfolio turnover rate	73.17%	67.29%	42.78%	53.71%	59.23%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class B Shares
	Year Ended 7/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$12.11	$11.41	$14.98	$17.99	$15.60

Investment operations:

Net investment loss(a)	(.14)	(.17)	(.15)	(.21)	(.24)

Net realized and unrealized gain (loss)	3.28	.87	(3.42)	(.53)	3.49

Total from investment operations	3.14	.70	(3.57)	(.74)	3.25

Distributions to shareholders from:

Net realized gain	–	–	–	(2.27)	(.86)

Net asset value, end of year	$15.25	$12.11	$11.41	$14.98	$17.99

Total Return(b)	25.93%	6.13%	(23.83)%	(4.15)%	21.29%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.98%	2.00%	2.05%	2.01%	2.01%

Expenses, excluding expense reductions	1.98%	2.00%	2.05%	2.01%	2.01%

Net investment loss	(1.00)%	(1.33)%	(1.36)%	(1.34)%	(1.39)%

Supplemental Data:
Net assets, end of year (000)	$29,291	$33,599	$44,468	$71,936	$89,990

Portfolio turnover rate	73.17%	67.29%	42.78%	53.71%	59.23%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class C Shares
	Year Ended 7/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$12.10	$11.40	$14.96	$17.97	$15.59

Investment operations:

Net investment loss(a)	(.14)	(.16)	(.15)	(.21)	(.24)

Net realized and unrealized gain (loss)	3.27	.86	(3.41)	(.53)	3.48

Total from investment operations	3.13	.70	(3.56)	(.74)	3.24

Distributions to shareholders from:

Net realized gain	–	–	–	(2.27)	(.86)

Net asset value, end of year	$15.23	$12.10	$11.40	$14.96	$17.97

Total Return(b)	25.87%	6.14%	(23.80)%	(4.16)%	21.24%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.97%	2.00%	2.05%	2.01%	2.01%

Expenses, excluding expense reductions	1.97%	2.00%	2.05%	2.01%	2.01%

Net investment loss	(1.00)%	(1.33)%	(1.36)%	(1.34)%	(1.39)%

Supplemental Data:
Net assets, end of year (000)	$109,317	$118,244	$141,177	$227,183	$292,438

Portfolio turnover rate	73.17%	67.29%	42.78%	53.71%	59.23%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class F Shares
	Year Ended 7/31			9/28/2007(a) to 7/31/2008
	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$13.00	$12.14	$15.79	$19.14

Investment operations:

Net investment income loss(b)	(.01)	(.06)	(.05)	(.02)

Net realized and unrealized gain (loss)	3.52	.92	(3.60)	(1.06)

Total from investment operations	3.51	.86	(3.65)	(1.08)

Distributions to shareholders from:

Net realized gain	–	–	–	(2.27)

Net asset value, end of period	$16.51	$13.00	$12.14	$15.79

Total Return(c)	27.00%	7.08%	(23.12)%	(5.60	)%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.08%	1.10%	1.14%	.90	%(d)

Expenses, excluding expense reductions	1.08%	1.10%	1.14%	.90	%(d)

Net investment loss	(.09)%	(.43)%	(.41)%	(.14	)%(d)

Supplemental Data:
Net assets, end of period (000)	$12,459	$14,469	$9,920	$5,703

Portfolio turnover rate	73.17%	67.29%	42.78%	53.71%

(a)	Commencement of operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class I Shares
	Year Ended 7/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$13.32	$12.42	$16.15	$19.03	$16.31

Investment operations:

Net investment loss(a)	– (b)	(.04)	(.04)	(.06)	(.07)

Net realized and unrealized gain (loss)	3.62	.94	(3.69)	(.55)	3.65

Total from investment operations	3.62	.90	(3.73)	(.61)	3.58

Distributions to shareholders from:

Net realized gain	–	–	–	(2.27)	(.86)

Net asset value, end of year	$16.94	$13.32	$12.42	$16.15	$19.03

Total Return(c)	27.18%	7.25%	(23.10)%	(3.16)%	22.43%

Ratios to Average Net Assets:

Expenses, including expense reductions	.98%	1.00%	1.05%	1.01%	1.01%

Expenses, excluding expense reductions	.98%	1.00%	1.05%	1.01%	1.01%

Net investment loss	(.01)%	(.32)%	(.34)%	(.34)%	(.39)%

Supplemental Data:
Net assets, end of year (000)	$462,051	$450,908	$421,430	$461,503	$369,670

Portfolio turnover rate	73.17%	67.29%	42.78%	53.71%	59.23%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount less than $.01.
(c)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class P Shares
	Year Ended 7/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$12.89	$12.08	$15.77	$18.72	$16.12

Investment operations:

Net investment loss(a)	(.07)	(.10)	(.09)	(.13)	(.15)

Net realized and unrealized gain (loss)	3.50	.91	(3.60)	(.55)	3.61

Total from investment operations	3.43	.81	(3.69)	(.68)	3.46

Distributions to shareholders from:

Net realized gain	–	–	–	(2.27)	(.86)

Net asset value, end of year	$16.32	$12.89	$12.08	$15.77	$18.72

Total Return(b)	26.61%	6.71%	(23.40)%	(3.62)%	21.93%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.43%	1.45%	1.50%	1.46%	1.46%

Expenses, excluding expense reductions	1.43%	1.45%	1.50%	1.46%	1.46%

Net investment loss	(.45)%	(.78)%	(.79)%	(.79)%	(.84)%

Supplemental Data:
Net assets, end of year (000)	$99,719	$109,109	$114,373	$136,221	$111,015

Portfolio turnover rate	73.17%	67.29%	42.78%	53.71%	59.23%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class R2 Shares
	Year Ended 7/31			3/24/2008(a) to 7/31/2008
	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$12.85	$12.05	$15.75	$14.99

Investment operations:

Net investment loss(b)	(.10)	(.12)	(.09)	(.03)

Net realized and unrealized gain (loss)	3.48	.92	(3.61)	.79	(c)

Total from investment operations	3.38	.80	(3.70)	.76

Net asset value, end of period	$16.23	$12.85	$12.05	$15.75

Total Return(d)	26.40%	6.56%	(23.49)%	5.07	%(e)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.58%	1.60%	1.64%	.46	%(e)

Expenses, excluding expense reductions	1.58%	1.60%	1.64%	.46	%(e)

Net investment loss	(.65)%	(.93)%	(.84)%	(.22	)%(e)

Supplemental Data:
Net assets, end of period (000)	$658	$754	$709	$11

Portfolio turnover rate	73.17%	67.29%	42.78%	53.71%

(a)	Commencement of operations was 3/24/2008, SEC effective date was 9/14/2007 and date shares first became available to the public was 4/1/2008.
(b)	Calculated using average shares outstanding during the period.
(c)

The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statement of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

	Class R3 Shares
	Year Ended 7/31			3/24/2008(a) to 7/31/2008
	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$12.86	$12.05	$15.74	$14.99

Investment operations:

Net investment loss(b)	(.08)	(.11)	(.08)	(.05)

Net realized and unrealized gain (loss)	3.50	.92	(3.61)	.80	(c)

Total from investment operations	3.42	.81	(3.69)	.75

Net asset value, end of period	$16.28	$12.86	$12.05	$15.74

Total Return(d)	26.52%	6.63%	(23.38)%	5.00	%(e)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.48%	1.49%	1.52%	.53	%(e)

Expenses, excluding expense reductions	1.48%	1.49%	1.52%	.53	%(e)

Net investment loss	(.55)%	(.81)%	(.76)%	(.29	)%(e)

Supplemental Data:
Net assets, end of period (000)	$19,671	$16,516	$2,568	$105

Portfolio turnover rate	73.17%	67.29%	42.78%	53.71%

(a)	Commencement of operations was 3/24/2008, SEC effective date was 9/14/2007 and date shares first became available to the public was 4/1/2008.
(b)	Calculated using average shares outstanding during the period.
(c)

The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statement of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.

See Notes to Financial Statements.

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Equity Trust (formerly, Lord Abbett Blend Trust) (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on May 1, 2001. Effective August 1, 2011, the Trust changed its name from Lord Abbett Blend Trust to Lord Abbett Equity Trust. The Trust has one series, Lord Abbett Small-Cap Blend Fund (the “Fund”).

The Fund’s investment objective is to seek long-term growth of capital by investing primarily in stocks of small companies. The Fund has eight classes of shares: Class A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Fund’s Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Fund’s prospectus. The Fund no longer issues Class B shares for purchase. The Fund is closed to most new investors but is open to certain new investors on a limited basis as set forth in the Fund’s prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current fair value.

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns filed remains open for the fiscal years ended July 31, 2008 through July 31, 2011. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(g)

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources

Notes to Financial Statements (continued)

independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 - unadjusted quoted prices in active markets for identical investments;

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of July 31, 2011 in valuing the Fund’s investments carried at fair value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$1,106,793	$–	$–	$1,106,793
Repurchase Agreement	–	29,130	–	29,130
Total	$1,106,793	$29,130	$–	$1,135,923

*	See Schedule of Investments for fair values in each industry.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Over $1 billion	.70%

For the fiscal year ended July 31, 2011, the effective management fee was at an annualized rate of .74% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), has entered into a Servicing Arrangement with Lord Abbett Alpha Strategy Fund of Lord Abbett Securities Trust (the “Alpha Strategy Fund”), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of the Alpha

Notes to Financial Statements (continued)

Strategy Fund in proportion to the average daily value of the Underlying Fund shares owned by the Alpha Strategy Fund. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on the Fund’s Statement of Operations and Payable to affiliate on the Fund’s Statement of Assets and Liabilities.

As of July 31, 2011, the percentage of the Fund’s outstanding shares owned by Alpha Strategy Fund was 8.70%.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon the Fund’s average daily net assets as follows:

Fees*	Class A	Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25%	.25%	.25%	–	.25%	.25%	.25%
Distribution	.10%	.75%	.75%	.10%	.20%	.35%	.25%

*

The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.

Class I shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended July 31, 2011:

Distributor Commissions	Dealers’ Concessions
$25,995	$142,640

Distributor received CDSCs of $20,251 and $5,454 for Class A and Class C shares, respectively, for the fiscal year ended July 31, 2011.

Two Trustees and certain of the Fund’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Notes to Financial Statements (continued)

As of July 31, 2011, the components of accumulated gains on a tax-basis were as follows:

Capital loss carryforwards*	$(124,766,827)
Temporary differences	(146,907)
Unrealized gains – net	162,070,575
Total accumulated gains – net	$37,156,841

*	As of July 31, 2011, the capital loss carryforward, along with the related expiration date, was as follows:

2018	Total
$124,766,827	$124,766,827

As of July 31, 2011, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$973,852,828
Gross unrealized gain	187,490,497
Gross unrealized loss	(25,419,922)
Net unrealized security gain	$162,070,575

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended July 31, 2011 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Accumulated Net Investment Loss	Paid-in Capital
$3,714,405	$(3,714,405)

The permanent difference is attributable to the tax treatment of net investment losses.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act includes numerous provisions that generally become effective for taxable years beginning after the date of enactment. Management is currently assessing the impact of the Modernization Act as it relates to the Fund.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended July 31, 2011 were as follows:

Purchases	Sales
$892,384,254	$1,303,787,598

There were no purchases or sales of U.S. Government securities for the fiscal year ended July 31, 2011.

6.    TRUSTEES’ REMUNERATION

The Trust’s officers and the two Trustees who are associated with Lord Abbett do not receive any compensation from the Trust for serving in such capacities. Outside Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Trustees under which outside Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred

Notes to Financial Statements (continued)

amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statement of Operations and in Trustees’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.    LINE OF CREDIT

The Fund and certain other funds managed by Lord Abbett have available an unsecured revolving credit facility (“Facility”) from State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. The amount available under the Facility is $200,000,000. Effective December 4, 2009, the annual fee to maintain the Facility (of which each participating fund pays its pro rata share based on the net assets of each participating fund) was .15% of the amount available under the Facility. This amount is included in Other expenses on the Fund’s Statement of Operations. In connection with the annual renewal period that commenced December 4, 2009, the Fund paid an upfront commitment fee of .05%, which was amortized through Other expenses on the Statement of Operations over the annual period of the Facility.

On November 22, 2010, the Fund and certain other funds managed by Lord Abbett entered into a short term extension of the Facility through February 2, 2011. On February 3, 2011, the Facility was renewed for an annual period by the Fund and certain other funds managed by Lord Abbett. The amount available under the Facility remained the same. The annual fee to maintain the Facility was reduced from .15% to .125% and the upfront commitment fee of .05% was removed. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of July 31, 2011, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended July 31, 2011.

9.    TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year. The Fund had the following transactions with affiliated issuers during the fiscal year ended July 31, 2011:

Affiliated Issuer	Balance of Shares Held at 7/31/2010		Gross Additions	Gross Sales	Balance of Shares Held at 7/31/2011	Value at 7/31/2011		Net Realized Gain (Loss) 8/1/2010 to 7/31/2011(a)	Dividend Income 8/1/2010 to 7/31/2011(a)
FARO Technologies, Inc.	779,449	(b)	70,600	(688,180)	161,869	$–	(c)	$(44,278)	$–
Kforce, Inc.	2,017,511		–	(956,900)	1,060,611	–	(c)	19,230	–
Total						$–		$(25,048)	$–

(a)	Represents realized gains (losses) and dividend income earned only when the issuer was an affiliate of the Fund.
(b)	Not an affiliated issuer as of July 31, 2010.
(c)	No longer an affiliated issuer as of July 31, 2011.

Notes to Financial Statements (continued)

10.    CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

11.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with growth and value stocks. The value of an investment in the Fund will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Fund invests. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Growth stocks may be more volatile than other stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of market conditions or companies is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests primarily in small company stocks, which tend to be more volatile and can be less liquid than large company stocks. Small companies may also have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large companies.

Due to the Fund’s exposure to foreign companies (and ADRs), the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

12.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2011		Year Ended July 31, 2010
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	5,287,399	$81,794,532	7,939,929	$105,998,899
Converted from Class B*	207,871	3,199,713	383,958	5,199,146
Shares reacquired	(19,441,357)	(295,215,907)	(12,114,963)	(159,639,822)
Decrease	(13,946,087)	$(210,221,662)	(3,791,076)	$(48,441,777)

Class B Shares
Shares sold	38,097	$522,859	161,159	$1,987,026
Shares reacquired	(669,037)	(9,321,847)	(876,634)	(10,950,827)
Converted to Class A*	(222,389)	(3,199,713)	(408,238)	(5,199,146)
Decrease	(853,329)	$(11,998,701)	(1,123,713)	$(14,162,947)

Class C Shares
Shares sold	340,021	$4,810,052	565,938	$7,049,163
Shares reacquired	(2,937,580)	(40,722,352)	(3,180,173)	(39,745,528)
Decrease	(2,597,559)	$(35,912,300)	(2,614,235)	$(32,696,365)

Notes to Financial Statements (concluded)

	Year Ended July 31, 2011		Year Ended July 31, 2010
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	309,810	$4,375,960	645,776	$8,447,468
Shares reacquired	(668,457)	(9,867,239)	(350,076)	(4,694,586)
Increase (decrease)	(358,647)	$(5,491,279)	295,700	$3,752,882

Class I Shares
Shares sold	4,021,494	$64,187,081	5,140,676	$70,420,497
Shares reacquired	(10,594,303)	(174,041,280)	(5,214,504)	(70,734,945)
Decrease	(6,572,809)	$(109,854,199)	(73,828)	$(314,448)

Class P Shares
Shares sold	1,179,488	$17,848,951	1,677,178	$22,302,537
Shares reacquired	(3,532,295)	(54,108,415)	(2,683,687)	(35,452,209)
Decrease	(2,352,807)	$(36,259,464)	(1,006,509)	$(13,149,672)

Class R2 Shares
Shares sold	14,991	$210,444	38,906	$500,881
Shares reacquired	(33,202)	(440,346)	(39,053)	(501,565)
Decrease	(18,211)	$(229,902)	(147)	$(684)

Class R3 Shares
Shares sold	845,644	$12,762,197	1,493,918	$19,996,834
Shares reacquired	(921,099)	(13,754,871)	(422,858)	(5,761,822)
Increase (decrease)	(75,455)	$(992,674)	1,071,060	$14,235,012

*

Automatic conversion of Class B shares occurs on the 25th day of the month (or if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Lord Abbett Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Lord Abbett Small-Cap Blend Fund of the Lord Abbett Equity Trust (formerly, Lord Abbett Blend Trust) (the “Trust”), as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lord Abbett Small-Cap Blend Fund of the Lord Abbett Equity Trust (formerly, Lord Abbett Blend Trust) as of July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

September 22, 2011

Basic Information About Management

The Board of Trustees (the “Board”) is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of the Trust and who execute policies authorized by the Board. The Board also approves an investment adviser to the Trust and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Trust’s investment adviser.

Interested Trustees

The following Trustees are associated with Lord Abbett and are “interested persons” of the Trust as defined in the Act. Mr. Dow and Ms. Foster are officers and directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Trustee and Chairman since 2001

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Trustees

The following Independent Trustees also are directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee since 2001

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010) and Adelphia Communications Inc. (2003 - 2007).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 2001

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Avondale, Inc. (1991 - 2005) and Interstate Bakeries Corp. (1991 - 2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Trustee since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004 - 2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Trustee since 2001

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 - 2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of ViaCell, Inc. (2003 - 2007).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Trust also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 2001	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2009	Partner and Director, joined Lord Abbett in 1995.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Michael T. Smith (1963)	Executive Vice President	Elected in 2001	Partner and Director, joined Lord Abbett in 1997.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 2001	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Craig Leighton (1971)	Vice President	Elected in 2008	Research Analyst, joined Lord Abbett in 2005.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 2001	Partner and Director, joined Lord Abbett in 1983.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During Past Five Years

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

John P. Piccard (1970)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2004.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Trust’s Trustees. It is available free upon request.

Householding

The Trust has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC

Lord Abbett Equity Trust

Lord Abbett Small-Cap Blend Fund

LASCB-2

(09/11)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended July 31, 2011 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow, Robert B. Calhoun Jr., and James L.L. Tullis. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended July 31, 2011 and 2010 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2011	2010
Audit Fees {a}	$40,500	$40,000
Audit-Related Fees	- 0 -	- 0 -

Total audit and audit-related fees	$40,000	40,000

Tax Fees {b}	6,939	7,369
All Other Fees	- 0 -	- 0 -

Total Fees	$47,439	$47,369

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended July 31, 2011 and 2010 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•

any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended July 31, 2011 and 2010 were:

	Fiscal year ended:
	2011	2010
All Other Fees {a}	$203,580	$140,000

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended July 31, 2011 and 2010 were:

	Fiscal year ended:
	2011	2010
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	Amendments to Code of Ethics – Not applicable.

(a)(2)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)(3)	Not applicable.

(b)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of

EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT EQUITY TRUST

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: September 20, 2011

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: September 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: September 20, 2011

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: September 20, 2011